                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Amendment No. 1
                                   Form 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 1999


                                  Netzee, Inc.
             (Exact name of registrant as specified in its charter)

Georgia                              0-27925                 58-2488883
(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation or organization)    File Number)            Identification No.)

            6190 Powers Ferry Road, Suite 400, Atlanta, Georgia 30339
                    (Address of principal executive offices)

                                 (770) 850-4000
               (Registrant's telephone number including area code)

         2490 Paces Ferry Road, 150 Paces Summit, Atlanta, Georgia 30339
              (Former name, former address and former fiscal year,
                          if changed since last report)

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This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on
December 30, 1999.

Item 2.  Acquisition or Disposition of Assets.

Pursuant to the terms of the Asset Purchase Agreement dated December 15, 1999 by and among Netzee, Inc. ("Netzee"), Netcal, Inc., a wholly-owned subsidiary of Netzee ("Netcal"), DPSC Software, Inc., a California corporation ("DPSC"), and certain shareholders of DPSC, effective as of December 15, 1999, Netcal acquired certain operating assets and assumed certain operating liabilities of DPSC for a total purchase price (the "Purchase Price") of approximately $33,547,000, including $18,500,000 in cash, 500,000 shares of Netzee Series A 8% Convertible Preferred Stock having a value as of December 15, 1999 of approximately $6,500,000, 525,000 shares of Netzee common stock having a value as of December 15, 1999 of approximately $7,547,000 and the payment of other acquisition costs of approximately $1,000,000. Netzee paid the cash portion of the purchase price using proceeds from the initial public offering of its common stock. A portion of the shares of common stock and preferred stock issued in this transaction was placed in escrow for indemnification and other purposes. The amount of the consideration was determined based upon arm's length negotiations.

DPSC is located in Calabasas Hills, California and was engaged principally in the business of developing, marketing and distributing software and providing related products and services to financial institutions, including marketing and distributing Internet banking software and other products of third parties. Netzee intends to continue to use the acquired assets to engage in these activities.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

The registrant hereby amends its report on Form 8-K filed on December 30, 1999 by deleting the response to Item 7 and replacing it with the following:

         (a)      Financial Statements of Business Acquired.

                  Included as Exhibit 99.2 hereto and incorporated herein by reference.

         (b)      Pro Forma Financial Information.

                  Included as Exhibit 99.3 hereto and incorporated herein by reference.

         (c)      Exhibits.


       Item No.            Exhibit List


       2.1*       Asset Purchase Agreement dated December 15, 1999 by and among
                  Netzee, Netcal and DPSC.***

       4.1 * Form of Netzee, Inc. Series A 8% Convertible Preferred Stock certificate.

       4.2 * Registration Rights Agreement, dated December 15, 1999, by and between Netzee, Inc. and each of the former shareholders of DPSC Software, Inc.

       99.1**     Press Release dated December 15, 1999

       99.2       The following financial statements of DPSC Software, Inc.
                  together with the report by Arthur Andersen LLP for the periods stated therein:

                  Balance Sheets as of December 31, 1998 and November 30, 1999

                  Statements of Operations for the year ended December 31, 1998 and the eleven months ended November 30, 1999

                  Statements of Changes in Shareholders' Deficit for the year ended December 31, 1998 and the eleven months ended
                  November 30, 1999

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
                  Statements of Cash Flows for the year ended December 31, 1998 and the eleven months ended November 30, 1999

                  Notes to Financial Statements


         99.3 The following unaudited pro forma consolidated financial statements of Netzee, Inc. for the periods stated therein:

                  Pro Forma Consolidated Balance Sheet for the nine months ended
                  September 30, 1999

                  Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1999

                  Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998

                  Notes to Pro Forma Consolidated Financial Information

*Incorporated by reference from Netzee's Form 10-Q for the quarter ended September 30, 1999, as filed with the Securities and Exchange Commission on December 22, 1999.

** Previously filed with the registrant's Current Report on Form 8-K filed December 30, 1999.

***Pursuant to Item 601(b)(2) of Regulation S-K, Netzee agrees to furnish supplementally a copy of any omitted schedule or exhibit to this Exhibit to the Securities and Exchange Commission upon request.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  NETZEE, INC.

Dated:  February 28, 2000     /s/  Richard S. Eiswirth
                              -----------------------------------------------
                              Executive Vice President, Chief Financial Officer
                              and Secretary
                              (Principal Financial and Accounting Officer and
                              Duly Authorized Officer)

                                  EXHIBIT LIST



       Exhibit No.         Description
                           -----------

       2.1* Asset Purchase Agreement dated December 15, 1999 by and among Netzee, Netcal and DPSC.***

       4.1 *               Form of Netzee, Inc. Series A 8% Convertible
                           Preferred Stock certificate.

       4.2 *               Registration Rights Agreement, dated December 15,
                           1999, by and between Netzee, Inc. and each of the former shareholders of DPSC Software, Inc.

       99.1**              Press Release dated December 15, 1999.

       99.2 The following financial statements of DPSC Software, Inc. together with the report by Arthur Andersen
                           LLP for the periods stated therein:

                           Balance Sheets as of December 31, 1998 and
                           November 30, 1999

                           Statements of Operations for the year ended December
                           31, 1998 and the eleven months ended November 30,
                           1999

                           Statements of Changes in Shareholders' Deficit for the year ended December 31, 1998 and the eleven months ended November 30, 1999

                           Statements of Cash Flows for the year ended December
                           31, 1998 and the eleven months ended November 30,
                           1999

                           Notes to Financial Statements


         99.3 The following unaudited pro forma consolidated financial statements of Netzee, Inc. for the periods stated therein:

                           Pro Forma Consolidated Balance Sheet for the nine months ended September 30, 1999

                           Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1999

                           Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998

                           Notes to Pro Forma Consolidated Financial Information


*Incorporated by reference from Netzee's Form 10-Q for the quarter ended September 30, 1999, as filed with the Securities and Exchange Commission on December 22, 1999.

** Previously filed with the registrant's Current Report on Form 8-K filed December 30, 1999.

***Pursuant to Item 601(b)(2) of Regulation S-K, Netzee agrees to furnish supplementally a copy of any omitted schedule or exhibit to this Exhibit to the Securities and Exchange Commission upon request.